UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 28, 2022

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($0.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02Results of Operations and Financial Condition.

On July 28, 2022, The Chemours Company (the “Company”) issued a press release regarding its second quarter 2022 financial results. A copy of the press release is furnished hereto as Exhibit 99.1.

Item 7.01Regulation FD Disclosure.

As previously announced, Chemours will hold a conference call and webcast on July 29, 2022, at 8:30 AM EDT. A transcript of the prepared remarks for the conference call is furnished hereto as Exhibit 99.2 and can be accessed by visiting the Events & Presentations page of Chemours’ investor website, investors.chemours.com. A webcast replay of the conference call will be available on the Chemours’ investor website.

Use of Website to Distribute Material Company Information

The Company’s investor website address is investors.chemours.com. Chemours uses its website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding Chemours, is routinely posted on and accessible on the investor website. Chemours also uses its website to expedite public access to time-critical information regarding Chemours in lieu of distributing a press release or in advance of filing with the U.S. Securities and Exchange Commission disclosing the same information. Therefore, investors should look to the investor website for important and time-critical information. Visitors to the investor website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the website.

Importantly, transcripts and presentation materials for quarterly earnings conference calls will be made only on the investor website beginning with the release of Chemours’ annual financial results in early 2023. The materials will be referenced in the earnings release and made available on the investor website approximately simultaneously with the publication of the earnings release. At and after the release of annual financial results, Chemours does not intend to furnish transcripts and other earnings materials via Form 8-K.

The information furnished in Items 2.01 and 7.01 of this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it will not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

99.1Press release dated July 28, 2022.

99.2Prepared Remarks from Management dated June 28, 2022.

104 The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Sameer Ralhan
Sameer Ralhan
Senior Vice President, Chief Financial Officer
Date:	July 28, 2022